UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 2006

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

333-88242

34-1959351

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado		80401
(Address of principal executive offices)

Registrant’s telephone number, including area code 303-215-5200

(Former name of former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On March 30, 2006, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005.  A copy of the press release is attached as Exhibit 99.1.  The Company also announced that it would hold a conference call to discuss its financial results at 1:00 a.m. Eastern Time on Friday, March 31, 2006.  The call will be available for replay for one week at 1-888-230-1112 with the confirmation code 5978042 from Friday, March 31, 2006 at 6:00 p.m. Eastern Time until 1:00 a.m.. Eastern Time, Friday, April 7, 2006.

ITEM 9.01                              FINANCIAL STATEMENTS AND EXHIBITS

                Filed herewith is the following:

Exhibit No.	Description

99.1

Jacobs Entertainment, Inc. press release dated March 30, 2006, announcing the Company’s financial results for the fourth quarter and year ended December 31, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                JACOBS ENTERTAINMENT, INC.

Date: March 30, 2006	By:	/s/ Stephen R. Roark

Stephen R. Roark

Chief Financial Officer